United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 Or 15(d) of The

Securities and Exchange Act of 1934

Date of Report: July 10, 2006

(Date of Earliest Event Reported: July 3, 2006)

Veri-Tek International, Corp.

(Exact name of registrant as specified in the charter)

Michigan	001-32401	42-1628978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50120 Pontiac Trail, Wixom Michigan		48393
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 560 – 1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

“This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Veri-Tek International, Corp. a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on July 10, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of July 3, 2006, the Registrant completed the acquisition of the membership interests of Quantum Value Management, LLC, pursuant to an Agreement dated as of May16, 2006.”

Item 9.01 Financial Statement Exhibits

(a)	Financial Statement of Business Acquired

Audited financial statements of QVM, L.L.C. for the years ended December 31, 2005, 2004, and 2003 and the related Independent Auditors Reports thereon are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Financial Statement of Business Acquired – Supplementary Unaudited Exhibits

Unaudited interim financial statements of QVM L.L.C. for the period ended June YTD2006 and June YTD2005 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the interim period Ended June YTD2006, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of VCC are included as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibit Index

23.1 Consent of Independent Auditors - Goren, Bonwell, & Kelley, P.C.

23.2 Consent of Independent Auditors - Freedman & Goldberg CPAs, PC

99.1 Press Release dated July 10, 2006 is incorporated by reference from Exhibit 99.1 of Veri-Tek International’s Current Report on Form 8-K as filed with the SEC on July 10, 2006.

99.2 Audited financial statements and supplemental information of QVM, L.L.C. for the years ended December 31, 2005, 2004, and 2003.

99.3 Unaudited interim financial statements of QVM for the period ended June YTD2006 and June YTD 2005

99.4 Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006, Unaudited Pro Forma Condensed Consolidated Statement of Income for the interim period Ended June YTD2006, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of VCC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2006

Veri-Tek International, Corp.

By:	/s/ Kyle R. Stallman
Kyle R. Stallman
Chief Financial Officer